UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington		98043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 771-8840

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.

    On July 31, 2012, FS Bancorp, Inc., the parent corporation of 1st Security Bank of Washington, issued a press release announcing the completion of the Employee Stock Ownership Plan ("ESOP") purchases, preliminary second quarter results for fiscal 2012, and a post-IPO update regarding deferred tax asset position.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein..

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press release dated July 31, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FS BANCORP, INC.

Date:	July 31, 2012	By:	/s/ Matthew D. Mullet
Matthew D. Mullet, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 31, 2012